                                                                    EXHIBIT 10.1


                               AGREEMENT OF LEASE


                                     Between


                        THE MEDICAL SOCIETY OF NEW JERSEY

                                       and

                   NEW JERSEY STATE MEDICAL UNDERWRITERS, INC.



                              Dated: June 29, 1981

                                      INDEX

                                                                            Page
                                                                            ----


1.   DEMISED PREMISES.......................................................   1

2.   COMMENCEMENT DATE......................................................   2

3.   TERM...................................................................   2

4.   RENT...................................................................   2

5.   UTILITIES AND SERVICES.................................................   5

6.   ADDITIONAL SPACE - TERMINATION.........................................   7

7.   OTHER TENANTS..........................................................   8

8.   SIGNS..................................................................   8

9.   COMMON AREAS GRAPHICS..................................................   8

10.  ALTERATIONS............................................................   9

11.  REPAIRS................................................................  10

12.  ASSIGNMENT.............................................................  11

13.  USE OF PREMISES........................................................  12

14.  SUBORDINATION AND NONDISTURBANCE.......................................  12

15.  LOSS, DAMAGE...........................................................  14

16.  FIRE, CASUALTY.........................................................  14

17.  EMINENT DOMAIN.........................................................  15

18.  ACCESS TO PREMISES.....................................................  16

19.  HOLDOVER...............................................................  16

20.  BANKRUPTCY.............................................................  16

21.  DEFAULT................................................................  17

22.  REMEDIES...............................................................  18

23.  WAIVER.................................................................  19

24.  TITLE - QUIET ENJOYMENT................................................  19

25.  NOTICES................................................................  19

26.  PARKING................................................................  20

27.  SUBROGATION WAIVER.....................................................  20

28.  RULES AND REGULATIONS..................................................  20

29.  REAL ESTATE TAXES......................................................  21

30.  INSURANCE..............................................................  22

31.  INDEMNIFICATION........................................................  24

32.  CONSENT BY LANDLORD....................................................  25

33.  CURING LANDLORD'S AND TENANT'S DEFAULTS................................  25

34.  RECORDING..............................................................  26

35.  BROKERS................................................................  27

36.  PERFORMANCE OF LANDLORD'S OBLIGATIONS..................................  27

37.  CERTAIN INFORMATION TO BE FURNISHED BY LANDLORD........................  27

38.  SUPPLEMENTAL SERVICES BY TENANT........................................  27

39.  CHOICE OF LAW..........................................................  28

40.  CAPTIONS...............................................................  28

41.  SEVERABILITY...........................................................  28

42.  ENTIRE AGREEMENT; AMENDMENTS...........................................  28

                                    EXHIBITS



Exhibit A      List of Plans and Specifications

Exhibit B      List of Present and Contemplated Mortgages

Exhibit C      Exceptions to Title

Exhibit D      Landlord's Rules and Regulations

Exhibit E      Memorandum of Lease

                                      LEASE


         AGREEMENT OF LEASE, made this 29th day of June 1981, between THE MEDICAL SOCIETY OF NEW JERSEY, a New Jersey corporation, having offices at Two Princess Road, Lawrenceville, New Jersey (the "Landlord"), and NEW JERSEY STATE MEDICAL UNDERWRITERS, INC., a New Jersey corporation, having offices at Two Princess Road, Lawrenceville, New Jersey (the "Tenant"),

                              W I T N E S S E T H:
         That Landlord hereby leases to Tenant and Tenant hereby hires from Landlord all that part of the building and premises (the "Building") located at Two Princess Road, Lawrenceville, New Jersey, specified in Paragraph 1 hereof, to be occupied and used for office purposes for the term set forth in Paragraph 3, unless sooner terminated as herein provided, at an annual rental as set forth in Paragraph 4, payable, in advance, in monthly installments, as specified in Paragraph 4, all such payments to be made at the office of Landlord at Two Princess Road, Lawrenceville, New Jersey, or such other place as Landlord may from time to time designate in writing.

         The parties hereto, for themselves, their legal representatives, successors and assigns, hereby covenant as follows:

         1. DEMISED PREMISES. The premises leased hereby shall consist of a part of the first floor and mezzanine of the Building comprising 7942 net square feet of office space and 9039.5 gross square feet of space (the "Demised Premises").

         In addition to the foregoing premises, this Lease shall also include, without limitation, Tenant's right of access to and use of all common areas of the Building, including meeting room areas subject to the priority of the Landlord's requirements as to availability, and all parking as specified in Paragraph 26 in common with other tenants of the Building.

         Landlord represents and covenants that the improvements to the Demised Premises made at its cost and expense have been constructed and completed by it substantially in accordance with the plans, specifications and other documents listed on Exhibit A annexed hereto and made part hereof (as amended by the parties prior to the date hereof), and comply with all applicable governmental laws, ordinances, regulations, approvals and other requirements.

         2. COMMENCEMENT DATE. The Commencement Date for the payment of rent shall be January 1, 1981.

         3. TERM. The term of the Lease shall commence as provided in Paragraph 2 and shall terminate twenty-five (25) years after the Commencement Date (the "Termination Date"), unless sooner terminated as herein provided. Both parties shall execute and deliver an instrument in recordable form setting forth the actual Commencement Date and Termination Date pursuant to this Lease. Such instrument shall be in the form attached hereto as Exhibit E (the "Memorandum of Lease").

         4. RENT. Tenant shall pay to Landlord the rent herein reserved at the times and in the manner herein provided during the term of the Lease and for such future time as Tenant shall hold the Demised Premises, unless otherwise stated.

         (a) The annual rent payable by Tenant hereunder shall be computed on the basis of 7942 net square feet of office space for the Demised Premises at the rate of $6.50 per square foot for the first five years after the Commencement Date.

         (b) The annual rent payable by Tenant hereunder shall be computed on the basis of 7942 net square feet of office space for the Demised Premises for each of the second, third, fourth and fifth five-year periods after the Commencement date as follows:

                  (i) 180 days prior to the expiration of the first, second, third and fourth five-year periods after the Commencement Date, Landlord shall notify Tenant in writing of the proposed rental per square foot for the next succeeding five-year period.

                  (ii) No later than 150 days prior to the expiration of the first, second, third and fourth five-year periods after the Commencement Date, Tenant shall notify Landlord of its acceptance or rejection of the proposed rental per square foot for the next succeeding five-year period.

                           (1) If accepted, Landlord and Tenant shall execute a
written agreement prior to the commencement of the next succeeding five-year period establishing that (A) payment of annual rentals based upon such proposed rental per square foot shall commence on the first day of the first month of the next succeeding five-year period, (B) shall remain constant throughout such five-year period, and (C) all of the other terms, covenants and conditions of this Lease shall remain in full force and effect without amendment.

                           (2) If rejected, Tenant shall accompany its notice of
rejection with a counterproposal as to the rental per square foot. If Landlord and Tenant are unable to agree upon a rental per square foot within 30 days after Landlord's receipt of Tenant's notice of rejection and counterproposal, then Tenant shall immediately request the American Arbitration Association to appoint a single independent arbitrator. The rental per square foot shall be fixed in binding arbitration by the arbitrator who shall serve at the equal cost and expense of Landlord and Tenant. Landlord and Tenant each shall be afforded a reasonable opportunity to present evidence of value to the arbitrator, including opinion evidence and testimony.

                           (3) In fixing the rental per square foot under this
subparagraph (ii), Landlord, Tenant, and in the case of an arbitration under the preceding subparagraph, the Arbitrator, shall consider, among other things, the size, appearance, maintenance, location and accessibility of the Building, and shall fix a rental per square foot commensurate with rentals charged for similar space in similar buildings in the neighboring locality.

                           (4) If the rental per square foot is not established
prior to commencement of any of the second, third, fourth or fifth five-year periods after the Commencement Date, then Tenant shall continue to pay monthly installments of annual rentals based upon the rental per square foot for the immediately preceding five-year period.

                           (5) Immediately following the fixing of a rental per
square foot pursuant to this subparagraph (ii), Landlord and Tenant shall execute a written agreement establishing that: (A) the annual rentals payable based upon such rental per square foot shall be payable commencing on the first day of the first month of the appropriate five-year period; (B) shall remain constant throughout such five-year period, and (C) all of the other terms, covenants and conditions of this Lease shall remain in full force and effect without amendment. Tenant shall receive a credit against the amounts payable under this subparagraph (5) for any amounts paid under subparagraph (4), and the difference, if any, between the amounts payable under this subparagraph (5) and the amounts paid under subparagraph (4) shall be payable by (credited to) the Tenant in twelve consecutive equal monthly installments commencing on the first day of the first month following the execution of the written agreement described in this subparagraph.

         (c) The annual rental provided for in this Paragraph 4 shall be in full payment for all space occupied by or used by Tenant, and for all services provided the Tenant hereunder, except as otherwise provided in this Lease.

         (d) Rent shall be payable on the Commencement Date and the same numbered day of each month during the term of the Lease, in advance, in an amount which is equal to the amount of annual rental for the then current Lease Year less amounts of such annual rental already paid divided by the number of months remaining in the then current Lease Year. "Lease Year" shall be defined as the twelve month period commencing on the Commencement Date and on each successive annual anniversary date of the Commencement Date.

         5. UTILITIES AND SERVICES. (a) The following specifically described utilities and services shall be furnished by Landlord at its own cost and expense:

         (i)      Cold water for drinking, lavatory and toilet purposes;

         (ii) Landscaping and maintenance of the ground including snow removal;

         (iii) Operation, maintenance and repair of the heating, air-conditioning (other than Tenant's computer room air conditioning system), and electrical systems at all times during the year;

         (iv)     Fire prevention;

         (v) Maintenance and garbage collection at all times, and janitorial services for the first year of the term of the lease only;

         (vi) Maintenance and repairs to the parking areas, including lighting to permit safe access to and from the Building;

         (vii) Building security, provided that the costs of the Perimeter alarm system shall be allocated as set forth in subparagraph
                  (b) (ii) below;

         (viii)   Repairs as specified by Paragraph 11; and

         (ix)     Sewer hook-ups, service and maintenance.

         (b) The following specifically described utilities and services shall be furnished by

Landlord but shall be paid for by the Tenant:

         (i) Gas for heating and hot water, and electricity for air-conditioning and general purposes, each of which shall be separately metered for the Demised Premises and billed to the Tenant; and

         (ii) A Perimeter alarm system for the Building for which the Tenant shall be billed for its allocable share of costs by the Landlord.

         Landlord shall not be liable for failure to furnish the utilities and services specifically described in subparagraphs (a) and (b) to the extent such failure is the result of labor disturbance, governmental restriction or priority, fuel shortages, accident, the necessity of making repairs, delays caused by labor. or material shortages or other causes beyond Landlord's control.

         (c) Tenant shall provide at its own cost and expense any additional building security or fire prevention systems for the protection of its computer equipment.

         (d) Nothing set forth in subparagraphs (b) (ii) and (c) shall be construed to diminish the Landlord's obligation to provide fire prevention and building security as stated in subparagraphs (a) (iv) and (vii), nor shall the Tenant's payment of its allocable share of the costs of the perimeter alarm system pursuant to subparagraph (b) (ii) be construed as an acknowledgment of the adequacy of that system for its intended purpose.

         6. ADDITIONAL SPACE - TERMINATION BY TENANT. (a) Landlord shall accord to Tenant a continuing right of first refusal as to any space in the Building, including storage space, contiguous with the Demised Premises, from and after one year after the Commencement Date as to space not then leased or as any such space shall become the subject of a bona fide offer to lease, a letter of intent to lease, or a proposed lease from time to time. Landlord shall provide Tenant with prompt notice of any such offer, letter of intent or proposed lease, together with a copy of same. Within fifteen (15) days after such notice, Tenant may exercise such right by providing written notice thereof to Landlord. Such notice shall clearly state that the Tenant agrees to rent the entire space set forth in the bona fide offer to lease, the letter of intent to lease, or proposed lease, and that Tenant intends to use that space for the purpose set forth therein. As to any space which Tenant shall elect to lease, such space shall become a part of the Demised Premises hereunder in accordance with all the terms of this Lease, except that the annual rent (and all allowances and credits contained in said offer, letter of intent or proposed lease) for such space shall be the same as that provided for in such offer, letter of intent or proposed lease.

         (b) In the event that Tenant, in its sole discretion, determines that the quantity or quality of space constituting the Demised Premises is not adequate for the conduct of its business, Tenant may terminate its obligations under this Lease upon one year's prior written notice to the Landlord.

         7. OTHER TENANTS. To the extent not unlawful, Landlord shall not lease any portion of the Building to any of Tenant's competitors, i.e. insurance organizations engaged in underwriting professional liability insurance.

         8. SIGNS. Tenant shall have the right (with the prior written approval of Landlord, which approval shall not be unreasonably withheld) to install, at its own cost and expense, all identifying signs upon entrances to the Demised Premises together with one or more exterior signs containing the name of Tenant or any company or association represented by the Tenant, as Tenant may elect. Tenant may determine the size, color, location, materials and lighting of such signs, which shall satisfy all applicable governmental requirements, provided that Tenant shall be responsible for the removal of any such signs affixed to the exterior of the Building upon termination of this lease, and shall, at its sole cost and expense, restore the exterior of the Building affected by such signs to its original condition, ordinary wear and tear by the elements excepted.

         9. COMMON AREAS GRAPHICS. Tenant shall provide the design for graphics and signages installed in the common areas of the Building adjacent to space occupied by Tenant subject to the approval of the Landlord, which approval will not be unreasonably withheld.

         10. ALTERATIONS, Tenant may make alterations, decorations, installations, additions or improvements in or to the Demised Premises with the Landlord's prior written consent, which shall not be unreasonably withheld or delayed; provided, however, no such prior consent shall be required for non-structural alterations, decorations, installations, additions improvements. All such work, alterations, decorations, installations, additions or improvements shall be done at Tenant's sole cost and expense. All alterations, installations, additions or improvements upon the Demised Premises made by either party (excepting Tenant's moveable trade fixtures, graphics, decorations, furnishings and business machinery and equipment including, without limitation, Tenant's computer and computer room air-conditioning equipment, modular furniture, steel shelving and moveable office partitions) shall, unless Landlord shall elect otherwise (which election shall be made by giving a notice not less than thirty (30) days prior to the expiration or other termination of this Lease), become the property of Landlord, and shall remain upon, and be surrendered with, the Demised Premises as a part thereof at the end of the term of this Lease. In the event Landlord elects not to have any such alterations, installations, additions, or improvements made by Tenant upon the Demised Premises become its property, the same shall be removed by Tenant and Tenant shall restore the Demised Premises to the condition existing immediately prior to such alterations, installations, additions or improvements and such removal and restoration shall be at Tenant's own cost and expense, which covenant shall survive the termination or expiration of this Lease. Tenant agrees that any repairs, alterations, other improvements or installations made by Tenant shall be done in a good and workmanlike manner and in conformity with all laws, ordinances and regulations of all public authorities having jurisdiction, that materials of good quality shall be employed therein and that the structure of the Building will not be endangered or impaired thereby. All salvage in connection therewith shall be disposed of by Tenant. Tenant agrees that it will procure all necessary permits before making any repairs, alterations, other improvements or installations. Landlord agrees that, without cost or expense to Landlord, it will cooperate with Tenant in obtaining such permits. Tenant agrees to pay promptly when due the entire cost of any work done by or for Tenant upon the Demised Premises so that the Building shall at all times be free of liens for labor or materials. Tenant agrees to save and indemnify Landlord from any and all expense, injury, loss, claims, or damages to it or to any other person or to property occasioned by or in connection with any such repairs, alterations, other improvements or installations.

         11. REPAIRS. In addition to the maintenance, janitorial and other services to be provided by Landlord pursuant to this Lease, Landlord, at its own cost and expense, shall keep the Building and grounds, the common areas thereof and the Demised Premises and all fixtures and equipment therein (other than the leasehold improvements constructed by the Tenant and Tenant's furnishings, furniture, trade fixtures and decorations and signs, but including the painting of the interior walls and columns of the Demised Premises not less than once every five years) in such repair, order and condition as the same are in at the commencement of the term hereof or may be put in during the continuance thereof, reasonable use and wear excepted, and shall keep in repair (promptly making any repairs or replacements necessary) the roof and exterior of the Building, the plumbing, fire and building security systems (other than those specified in Paragraph 5 (c)), heating, lighting, and other electrical equipment, ventilating equipment, air conditioning equipment (other than Tenant's computer room air conditioning equipment), parking areas, windows, doors and glass, and make all structural repairs. Tenant shall, at the expiration or earlier termination of the term hereof, remove from the Demised Premises all the goods and effects of Tenant and peaceably surrender the Demised Premises to Landlord in such repair, order and condition as the same are in at the commencement of the term hereof, reasonable use and wear excepted.

         12. ASSIGNMENT. Tenant shall have the right at all times to assign this Lease or sublet the Demised Premises or any portion thereof with the prior written consent of the Landlord in each instance, which consent shall not be unreasonably withheld.

         13. USE OF PREMISES. Tenant shall use the Demised Premises only for office use and shall not allow or suffer any trade or occupation to be carried on upon said premises or use to be made thereof which shall be improper, offensive or contrary to any law or to any municipal ordinance for the time being in force and applicable, or that shall be injurious to any person or property or liable to make void or voidable any insurance on the Demised Premises, and Tenant shall be liable to pay to Landlord any increased cost of insurance upon the Demised Premises or the Building of which said premises form a part occasioned by any use made by Tenant of the Demised Premises.

         14. SUBORDINATION AND NONDISTURBANCE. This Lease and Tenant's rights hereunder are and shall be subject to the mortgage specified on Exhibit B annexed hereto and made part hereof, as well as any future mortgages covering the Demised Premises, except that, notwithstanding such subordination, so long as Tenant is not in default hereunder, or any amendment hereof, no holder of any such mortgage shall (by foreclosure, entry into possession or otherwise) cut off this Lease or any amendment hereof or otherwise disturb or interfere with the occupancy or possession by Tenant of the

Demised Premises or otherwise hereunder and under any amendment hereof or join or name Tenant as party defendant in any action or proceeding to foreclose any such mortgage, and upon taking possession of the Building, as a result of foreclosure entry or otherwise, the holder of any such mortgage or any purchaser of the Building or any part thereof, at foreclosure sale or otherwise will recognize this Lease and any amendment thereof and the rights of Tenant hereunder and Tenant shall attorn to and recognize such mortgagee or purchaser as the Landlord hereunder. The provisions of this Paragraph 14 are intended to be self executing and effective, to the extent permitted by law, without any further action by Tenant or the holder of any such mortgage, but upon the request of Landlord or Tenant and at Landlord's expense, the holder (or prospective holder) of such mortgage shall promptly execute and deliver such certificate or other recordable instrument as Landlord or Tenant may request, in form and substance acceptable to the requesting party, to give full effect to the provisions of this Paragraph 14. In the event that the holder or prospective holder of any such mortgage shall fail to comply with the provisions of the preceding sentence within thirty (30) days after Landlord or Tenant's request therefor, Tenant shall have the right to cancel this Lease by notice to Landlord, whereupon Landlord shall promptly refund to Tenant all amounts paid by Tenant under this Lease and both parties shall be then released from all further obligation hereunder.

         15. LOSS, DAMAGE. All personal property of any kind that may be on or about the Demised Premises shall be at the sole risk of Tenant and Landlord shall not be liable for any injury, loss or damage to any persons or property on or about the Demised Premises unless the same is caused by or due to the negligence or misconduct of Landlord, Landlord's agents, servants or employees, and Tenant shall save Landlord harmless and indemnified against any such injury, loss, damage, claim or liability arising from any omission, neglect or default of Tenant. Tenant shall give immediate notice to Landlord in case of fire or accident to or defects in any fixtures or equipment of the Building.

         16. FIRE, CASUALTY. If the Building shall be partly damaged by fire or other casualty, the damages shall be repaired as expeditiously as possible by and at the expense of Landlord and until such repairs shall be made, rent shall be payable hereunder with respect to the Demised Premises only to the extent attributable to any part of the Demised Premises which is usable by Tenant. If the Demised Premises are totally damaged or rendered wholly untenantable by fire or other casualty, this Lease shall terminate at the election of either party, written notice of such election to be given within thirty (30) days after such fire or other casualty, and the rent shall be apportioned to the date of such damage; provided, however, that if this Lease shall be so terminated at the election of the Landlord and within two years thereafter work shall commence to restore the Demised Premises or any part of the Building, Landlord shall promptly notify Tenant and Tenant shall have the right, exercisable within ninety (90) days after Tenant's receipt of such notice, to reinstate this Lease upon the completion of such restoration.

         17. EMINENT DOMAIN. If the Building or the Demised Premises shall be taken or condemned by any competent authority for any public or quasi-public use or purpose, then, and in that event, the term of this Lease, at the option of the Tenant, shall cease and terminate from the time when such possession shall be required for such use or purpose, and without the apportionment of the award. The rent, however, shall in any such case be apportioned to the date of such taking. Tenant shall have the right to receive any relocation award provided by law. A partial taking or condemnation of the Building or the Demised Premises which shall materially interfere with the conduct of Tenant's main office in the remainder of the Demised Premises or a taking or condemnation of more than 25% of the parking area provided for in Paragraph 26 (unless immediately substituted for by replacement parking reasonably satisfactory to Tenant) shall be deemed a taking or condemnation of the Demised Premises for purposes of this Paragraph 17; provided, however, in the event of a partial taking which is not deemed a taking or condemnation of the Demised Premises for the purposes of this Paragraph 17, rent and other amounts payable hereunder shall be reduced to the extent attributable to the portion of the Demised Premises taken or condemned.

         18. ACCESS TO PREMISES. Landlord or Landlord's agents shall have the right to enter the Demised Premises at all reasonable times, during business days, but on prior notice to the Tenant, to examine the same, and to show them to prospective purchasers or tenants of the Building.

         19. HOLDOVER. If Tenant remains in possession of the Demised Premises beyond the expiration date of the term hereof, it is the intention of the parties and it is hereby agreed that a tenancy from month-to-month shall arise.

         20. BANKRUPTCY. If at any time during the term of this Lease Tenant shall make an assignment for the benefit of its creditors; or if Tenant shall file a voluntary petition in bankruptcy; or if Tenant shall be adjudicated a bankrupt or insolvent; or if the affairs of Tenant shall be taken over by or pursuant to an order of any court or of any other officer or governmental authority pursuant to any federal, state or other statute or law; or if Tenant shall admit in writing its inability to pay debts generally as they become due; or if Tenant shall file any petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the present or any future bankruptcy act or any other present or future applicable federal, state or other statute or law; or if Tenant shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of Tenant or of all or any substantial part of its property; or if, within ninety (90) days after the commencement of any proceeding against Tenant seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the present or future federal bankruptcy act or any other present or future applicable federal, state or other statute or law, such proceedings shall have not been dismissed; or if, within ninety (90) days after the appointment, without the consent or acquiescence of Tenant, of any trustee, receiver, or liquidator of Tenant or of all or any substantial part of its property, such appointment shall not have been vacated; or in the event action shall be taken by Tenant in furtherance of any of the aforesaid, purposes, then and in any such event, Landlord may at its option terminate this Lease and all rights of Tenant herein, by giving to Tenant notice in writing of the election of Landlord so to terminate, and in such event neither Tenant nor any person claiming by, through or under Tenant by virtue of any statute or of an order by any court shall be entitled to possession or to remain in possession of the Demised Premises but shall forthwith quit and surrender the Demised Premises. Such causes for the termination of this Lease as set forth in this Paragraph 20 shall constitute a default by Tenant and all rights and remedies stated or otherwise reserved under Paragraph 21 hereof shall be available to Landlord. The word "Tenant" in this Paragraph 20 shall be construed to include any surety or guarantor of this Lease.

         21. DEFAULT. Tenant shall, without any previous demand therefor, pay to Landlord the rent at the times and in the manner heretofore provided. In the event:

         (a) of default in the payment of said rent or of any installment or part thereof, or in the payment of any other sum or any part thereof which may become due from Tenant to Landlord hereunder, at the times and in the manner provided herein, and if the same shall remain in default for fifteen (15) days after written notice from Landlord that said payment remains unpaid and is overdue;

         (b) the Demised Premises shall be deserted, abandoned or vacated, or

         (c) of the violation by Tenant of any of the covenants, agreements and conditions herein provided or of any reasonable Rules and Regulations now or hereafter established by Landlord hereunder, and the failure to cure, or commence cure of, such violation within thirty (30) days (or such lesser time as may be required by statute, ordinance or regulation) after notice in writing of such violation by Landlord to Tenant;

then upon the happening of any such event, Landlord may, at its option, elect either to terminate this Lease or to enter the said Demised Premises as the agent of Tenant, either by force or otherwise, without being liable for any prosecution or damages therefor, and relet the Demised Premises as the agent of Tenant, and receive the rent therefor, upon such terms as shall be satisfactory to Landlord, and all rights of Tenant to repossess the Demised Premises under this Lease shall cease and end upon such termination or entry. Such entry for reletting by Landlord shall not operate to release Tenant from any rent to be paid or covenants to be performed hereunder during the full term of this Lease. For the purpose of reletting, Landlord shall be authorized to make such repairs or alterations in or to the Demised Premises as may be necessary to place the same in good order and condition. Tenant shall be liable for and hereby agrees to pay to Landlord the cost of such repairs or alterations and all expenses of such reletting. If the sum realized or to be realized from the reletting is insufficient to satisfy the rent provided in this Lease, Landlord, at its option, may require Tenant to pay such deficiency month-by-month, or year-by-year.

         22. REMEDIES. In the event of any breach or threatened breach by Landlord or Tenant of any of the agreements, terms, covenants or conditions contained in this Lease, Landlord or Tenant (as the case may be) shall be entitled to enjoin such breach or threatened breach and shall have the right to invoke any right and remedy allowed at law or in equity or by statute or otherwise as though reentry, summary proceedings, and other remedies were not provided for in this Lease.

         Each right and remedy of Landlord or Tenant provided for in this Lease shall be cumulative and shall be in addition to every other right or remedy provided for in this Lease and now or hereafter existing at law or in equity or by statute or otherwise, and to the exercise or beginning of the exercise by Landlord or Tenant or any one or more of the rights or remedies provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise.

         23. WAIVER. No waiver, express or implied, by Landlord of any breach of any covenant, agreement or duty on the part of Tenant to be performed or observed shall be construed as a waiver of any other breach of the same or any other covenant, agreement or duty.

         24. TITLE - QUIET ENJOYMENT. Landlord represents and warrants that it is the owner in fee simple of the premises known as Two Princess Road, Lawrenceville, New Jersey, free and clear of all liens, encumbrances and other exceptions except as set forth in Exhibit C. So long as Tenant shall perform and observe all the covenants and agreements and undertakings of this Lease on Tenant's part to be performed and observed, Tenant shall have quiet, peaceful and uninterrupted possession of the Demised Premises.

         25. NOTICES. Any notice which Landlord may desire or be required to give to Tenant shall be deemed sufficiently given or rendered if it is in writing and is delivered to Tenant personally or sent by registered mail addressed to Tenant at its address stated above, or at any time at such other address as Tenant may from time to time specify in writing to Landlord. Any notice which Tenant may desire or be required to give to Landlord shall be deemed sufficiently given or rendered if it is in writing and is delivered to Landlord at its address stated above, or at anytime at such other address as Landlord may from time to time specify in writing to Tenant.

         26. PARKING. Landlord shall provide access to and maintain during the term of this Lease on site parking within the parking area constructed by Landlord adjacent to the Building for Tenant's use in common with other tenants of the Building. Landlord shall not grant to any tenant exclusive access to or use of any part of the parking area.

         27. SUBROGATION WAIVER. To the maximum extent permitted by insurance policies which are obtainable by them, Landlord and Tenant, for the benefit of each other, hereby release and discharge each other from all claims and liabilities and waive any and all rights of subrogation which might otherwise exist, arising from or caused by hazards covered by insurance on the Building and the Demised Premises.

         28. RULES AND REGULATIONS. Tenant covenants, and agrees to faithfully observe and comply with the Rules and Regulations annexed hereto and made part hereof as Exhibit D as well as any other and further reasonable rules and regulations applicable to all tenants of the Building which Landlord hereafter from time to time at any time may make and provide to Tenant, provided that the Tenant shall be under no obligation to comply with any of the Rules or Regulations set forth on Exhibit D which are inconsistent with other terms of this Lease, and provided further that, without limiting the generality of the foregoing, the Tenant specifically reserves the right to:

         (a) mark, paint or drill into walls, ceilings, partitions, floors, wood, stone or iron work for the purpose of hanging pictures and draperies or securing equipment;

         (b) inscribe, paint or affix not only the signs referred to in Paragraph 8, but also signs in the interior of the Building with the approval of the Landlord, which approval shall not be unreasonably withheld;

         (c) employ workmen other than workmen of the Landlord for repairs and other similar work that may be done on the Demised Premises;

         (d) receive freight, furniture or bulky matter into the Building at any time via the loading dock or the Tenant's separate entrance; and

         (e) receive routine deliveries of supplies into the building at any time.

The purpose of said Rules and Regulations is to insure the maintenance of high standards of dignified conduct, safety, care and cleanliness of the Demised Premises and the Building of which it is a part and the preservation of good order therein.

         29. REAL ESTATE TAXES. (a) Landlord shall pay all real estate taxes for the Building and premises including all special, additional or rollback taxes or assessments, any other special taxes, levies or other amounts which Landlord may be forced to pay by the operation or enactment of any law, ordinance or regulation relating to the operation of the Building, and all interest or penalties assessed with respect to any of the foregoing.

         (b) Tenant shall pay, at the times and in the amounts set forth in subparagraph (c), a portion of the real estate taxes for the Building and premises excluding: (i) any such taxes incurred by reason of improvements obtained and/or furnished for the exclusive use or benefit of other tenants or which are subject to payment or reimbursement by other tenants, and (ii) all special, additional or rollback taxes or assessments, any other special taxes, levies or other amounts which Landlord may be forced to pay by the operation or enactment of any law, ordinance or regulation relating to the operation of the Building, and any interest or penalties assessed with respect to any of the items set forth in this subparagraph (b).

         (c) Real estate taxes payable by the Tenant shall be paid upon presentation by the Landlord of a receipted tax bill and an invoice setting forth the amount due from the Tenant. The amount due from the Tenant with respect to each tax bill paid by the Landlord shall be calculated as follows:

9039.5 gross square fee of space     X     Real Estate Taxes = Amount Payable
--------------------------------                  (as defined above)
      62,150 square feet

         (d) In the event that Tenant shall at any time request Landlord to contest the validity or amount of any such real estate taxes or assessments, and Landlord shall refuse or fail to initiate such contest, Tenant shall have the right to institute such contest in the name of Landlord. In such event, Landlord shall fully cooperate with Tenant, but without expense to Landlord, and will execute any document or provide any testimony as Tenant may reasonably request for any such proceedings. In the event that any such proceedings shall result in a refund or credit to Landlord for any year, Landlord shall promptly pay to Tenant, out of the amount of such refund or credit the reasonable legal fees and other expenses incurred by Tenant in connection with such proceedings. The Tenant's portion of the remaining amount of any refund obtained by Landlord (determined by applying the formula set forth in subparagraph (c)) shall be applied as a credit against the next succeeding installment or rent coming due.

         30. INSURANCE. Landlord covenants to provide at Landlord's sole cost and expense on or before the Commencement Date of the term hereof, and to keep in full force and effect during the entire term hereof and so long thereafter as Tenant, or anyone claiming by, through or under Tenant, shall occupy the Demised Premises, insurance coverage as follows:

         (a) A policy or policies of comprehensive Public Liability Insurance with contractual liability endorsements, issued by an insurer or insurers approved by Tenant, with respect to the Demised Premises and the business of Tenant and any subtenant, on terms approved by Tenant, in which both Tenant and Landlord shall be adequately covered under reasonable limits of liability of not less than One Million ($1,000,000.00) Dollars for injury or death to any one person and One Million ($1,000,000.00) Dollars for injury or death to more than one person and Five Hundred Thousand ($500,000.00) Dollars with respect to property damage.

         (b) Workmen's compensation insurance covering all persons employed, directly or indirectly by Landlord in connection with the Building or any repair or alteration made or required to be made by Landlord by this Lease and any other persons (other than officers, agents or employees of Tenant) with respect to whom death or bodily injury claims could be asserted against Tenant or the Demised Premises, in limits not less than those set forth in (a) above, or such other limits as Tenant may request.

         (c) Property and casualty insurance covering the Building and Demised Premises (other than Tenant's furnishings, moveable trade fixtures and exterior signs) in such amounts and against such risks as are generally carried by landlords or tenants in the area in similar buildings and such other hazard insurance as the nature and condition of the Demised Premises may require, in the reasonable judgment of Landlord, to afford Tenant adequate protection for said risks.

         (d) Boiler and Machinery insurance (direct damage and use and occupancy on a replacement cost basis), except with respect to the Tenant's computer room air-conditioning equipment.

         All of the aforesaid insurance shall be issued in the name of Landlord (and any designee(s) of Landlord) and Tenant and shall be written by one or more responsible insurance companies reasonably satisfactory to Tenant and in form reasonably satisfactory to Tenant. All such insurance shall contain endorsements substantially as follows:

         "It is understood and agreed that the insurer will give to (Tenant) ten
         (10) days prior written notice of any material change in or cancellation of this policy."

         Landlord shall be solely responsible for payment of premiums and Tenant shall not be required to pay any premium for such insurance, except that Tenant shall be responsible for payment of a portion of the premium for fire insurance (but no other casualty insurance) which shall be calculated in the same manner as Tenant's share of real estate taxes pursuant to Paragraph 29. Landlord shall deliver to Tenant at least fifteen (15) days prior to the time such insurance is first required to be carried by Landlord, and thereafter, at least fifteen (15) days prior to the expiration of such policy, either a duplicate original or certificate and true copy of all policies procured by Landlord in compliance with its obligations hereunder, together with satisfactory evidence of the payment of the premiums therefor, it being the intention of the parties hereto that the insurance required under the terms hereof shall be continuous during the entire term of this Lease and any other period of time during which, pursuant to the term hereof, said insurance is required.

         Nothing in this Paragraph shall prevent Tenant from carrying, at its own cost, any supplemental insurance with respect to the Demised Premises or otherwise as it deems appropriate or entitle Landlord to any benefit under such insurance or relieve Landlord from any of its obligations hereunder.

         31. INDEMNIFICATION. Tenant agrees that, except as otherwise provided herein, its use of the Demised Premises and common facilities is at its own risk and hereby releases Landlord and its agents, servants, contractors and employees from all claims and demands of every kind resulting from any accident, damage or injury occurring therein, unless caused by the negligent or intentional acts or omissions of Landlord or its agents, contractors, invitees, employees and servants.

         Tenant shall defend, indemnify and save harmless Landlord and Landlord's agents and employees against and from all liabilities, obligations, damages, penalties, claims, costs, charges and expenses including but not limited to reasonable counsel fees which may from time to time or at any time be asserted by third persons (including, but not limited to, those for death, for personal injuries, or for loss or damage to property) against Landlord or Landlord's agents by reason of or arising directly or indirectly during the term of this Lease, or any time prior thereto that the Tenant may have had possession of or been given access to all of or any portion of the Demised Premises, out of or in connection with any or all of the following:

         (a)      Tenant's operation in the Demised Premises;

         (b) Any negligent or otherwise wrongful act or omission on the part of Tenant or any of its agents, contractors, subcontractors, servants, employees, subtenants, licensees or invitees;

         (c) Any work or thing done in, on or about the Demised Premises or any part thereof by or at the instance of Tenant, its agents, contractors, subcontractors, servants, employees, subtenants, licensees or invitees;

         (d) Any accident, injury or damage to any person or property occurring in, on or about the Demised Premises or any part thereof.

         In case any action or proceeding is brought against Landlord by reason of any such claim, Tenant upon written notice from Landlord shall at Tenant's expense resist or defend such action or proceeding.

         32. CONSENT BY LANDLORD. Whenever, under this Lease, provision is made for Tenant securing the written consent or approval by Landlord, such consent or approval shall be in writing and shall not be unreasonably withheld or delayed by Landlord.

         33. CURING TENANT'S DEFAULTS. If Tenant shall default in the performance of any covenant, agreement, term, provision or condition, Landlord may (but shall not be obligated to) perform the same for the account of Tenant and at Tenant's expense if such default continues after thirty (30) days from the date of the giving by Landlord to Tenant of written notice of such default. Bills for any reasonable and necessary expense incurred by Landlord in connection with any such performance by Landlord for the account of Tenant, and reasonable and necessary bills for all costs, expenses and disbursements, including (without being limited to) reasonable counsel fees, incurred in collecting or endeavoring to collect the rent or other charges or any part thereof or enforcing or endeavoring to enforce any rights against Tenant under or in connection with this Lease, or pursuant to law, including (without being limited to) any such cost, expense and disbursement involved in instituting and prosecuting summary proceedings, as well as bills for any property, material, labor or services provided, furnished or rendered, or caused to be provided, furnished or rendered, by Landlord to Tenant and any charges for other services incurred by Tenant under this Lease, may be sent by Landlord to Tenant monthly, or immediately, at Landlord's option, and shall be due and payable by Tenant in accordance with the terms of said bills and if not paid when due, the accounts thereof shall immediately become due and payable as rent under this Lease together with interest thereon at the rate of 12% per annum from the date the said bills should have been paid in accordance with their terms. Landlord reserves the right, without liability to Tenant and without constituting any claim of constructive eviction to suspend furnishing or rendering to Tenant any property, material, labor, utility or other service, wherever Landlord is obligated to furnish or render the same at the expense of Tenant, in the event that (but only for so long as) Tenant is more than thirty (30) days in arrears in paying Landlord therefor.

         34. RECORDING. Landlord and Tenant agree that this Lease shall not be recorded. Simultaneously with the execution and delivery of this Lease, Landlord and Tenant shall execute and deliver a memorandum of this Lease in recordable form, which memorandum shall be in the form of Exhibit E attached hereto and made a part hereof.

         35. BROKERS. Landlord and Tenant represent and warrant to each other that no brokers or other persons are or shall be entitled to a brokerage commission or other compensation arising out of the transactions contemplated herein.

         36. PERFORMANCE OF LANDLORD'S OBLIGATIONS. If Landlord defaults in the performance of any covenant, term or condition required to be performed by it under this Lease, Tenant, after not less than thirty (30) days notice to Landlord may, but shall not be obligated to, remedy such default, and in connection therewith, pay expenses and employ counsel, provided that Tenant shall have the right to remedy such default without notice in the event of an emergency. All sums expended on obligations incurred by Tenant in connection therewith shall be payable by Landlord to Tenant upon demand.

         37. CERTAIN INFORMATION TO BE FURNISHED BY LANDLORD. Landlord will notify Tenant in writing whenever any portion of the Building (other than the Demised Premises) becomes vacant or, as soon as practical after Landlord obtains such knowledge, that it will become vacant and the date Landlord expects such vacancy will occur.

         After the leasing of any space in the Building other than to Tenant, Landlord shall, if requested by Tenant, notify Tenant in writing regarding the location and square footage of the space leased, the initial term of the lease and the term of any renewal option.

         38. SUPPLEMENTAL SERVICES BY TENANT. Tenant shall have the right, at its own cost and expense, to provide services to the Demised Premises or the Building, supplementing or in addition to those required to be provided by Landlord hereunder and Landlord shall cooperate with Tenant in Tenant's providing such supplemental or additional services.

         39. CHOICE OF LAW. This Lease shall be deemed to be a Lease made in New Jersey and shall be governed by New Jersey law and federal law to the extent applicable thereto.

         40. CAPTIONS. The captions or headings in this Lease are for convenience of reference only, and shall not control or affect the meaning or construction of any provision hereof.

         41. SEVERABILITY. In case any provision of this Lease shall for any reason be held invalid, illegal or unenforceable in any respect, this Lease shall be construed as if such provision had never been contained herein.

         42. ENTIRE AGREEMENT; AMENDMENTS. This Lease constitutes the entire agreement between the Landlord and Tenant and may not be amended except by an instrument in writing signed by the parties.

         IN WITNESS WHEREOF, Landlord and Tenant have caused their respective duly authorized officers to sign this document on their respective behalfs as of the day and year first above written.

ATTEST:                                    THE MEDICAL SOCIETY OF NEW JERSEY


BY:  /S/ Vincent A. Maressa                BY:  /S/ Armando F. Goracci
     ---------------------------------          --------------------------------
     Executive Director                         Armando F. Goracci, President


ATTEST:                                    NEW JERSEY STATE MEDICAL
                                           UNDERWRITERS, INC.

BY:  /S/ Paul J. Waldron                   BY:  /S/ Peter Sweetland
     ---------------------------------          --------------------------------
     Paul J. Waldron                            Peter Sweetland, President
     Assistant Secretary

                                    EXHIBIT A


                                    Table of

                            Plans and Specifications


         Plans of J. Harold Davidson, Architect, dated May 15, 1980. Letter from Paul J. Waldron, Director, Administrative Services, New Jersey State Medical Underwriters, Inc. to Arthur White, Director, Finance and Administrative Services, Medical Society of New Jersey, dated January 11, 1980.

                                    EXHIBIT B


                   List of Present and Contemplated Mortgages


         Mortgage from the Medical Society of New Jersey, Two Princess Road, Lawrence Township, New Jersey ("Mortgagor") to The Prudential Insurance Company of America, 745 Broad Street, Newark, New Jersey, in the initial principal amount of $1,600,000, dated May 4, 1979 and recorded in Book 1762 of Mortgages of Mercer County at Page 753 et seq. on May 16, 1979.

                                    EXHIBIT C


                               Exceptions to Title


         1. The lien of the mortgage referred to in Exhibit B.

         2. Taxes or special assessments which are not shown as existing liens by the public records.

         3. Right of Way as in Deed Book 1290, page 478.

         4. Right of Way as in Deed Book 1520, page 203.

         5. Survey made by Trenton Engineering Co., Inc., dated November 23, 1971 shows the following: (a) Objection to Title due to encroachment of blacktop over the northeasterly line onto premises adjoining on the northwest, to a distance of 15' more or less.

         6. Rights in any underground pipe, conduit or other utility, not of record.

         7. Slope, grading, and drainage rights in the State of New Jersey as in Deed Book 1520, page 203.

                                    EXHIBIT D


                        Landlord's Rules and Regulations


         1. The sidewalks, entries, passages, elevators and staircases shall not be obstructed or used for any other purposes than ingress and egress.

         2. The sashes, sash-doors, windows, glass doors and any lights or skylights that reflect or admit light into the halls or other places of the building shall not be covered or obstructed.

         3. The water and wash closets and urinals shall not be used for any other purpose than those for which they were constructed, and the expense of any breakage, stoppage or damage resulting from a violation of this rule shall be borne by the Tenant, who, or whose clerks, agents, servants or licensees, shall have caused it.

         4. Except for the purpose of performing any duties under this lease, Tenant shall not mark, paint, drill into, or, in any way, deface, the walls, ceilings, partitions, floors, wood, stone or iron work.

         5. No sign, advertisement or notice shall be inscribed, painted or affixed on any part of the outside or inside of the building except as the Landlord shall determine.

         6. The workmen of the Landlord must be employed by the Tenant for repairs and other similar work that may be done on the demised premises.

         7. No Tenant shall do or permit anything in the premises, or bring or keep anything in them that shall, in any way, increase the rate of fire insurance on the building, or on the property kept in it, or obstruct or interfere with the rights of other Tenants, or in any way injure or annoy them, or those having business with them, or conflict with the regulations of the Fire Department, or the fire laws, or with any insurance policy upon the building, or any part of it, or with any rules and ordinances established by the Board of Health or other government authorities.

         8. The Tenant shall not use any other method of heating than that supplied by the Landlord.

         9. The Landlord shall have power to prescribe the weight and position of safes, which shall, in all cases, stand on two-inch thick plank strips to distribute the weight of such safes. All damage done to the building by taking a safe in or out, or due to its being on the premises, shall be repaired at the expense of the Tenant. The moving of safes shall occur between 7 A.M. and 9 A.M. and between 4 P.M. and 6 P.M. upon previous written notice to the Landlord's superintendent, and the persons employed to move safes in and out of the building shall be acceptable to the Landlord.

         10. No freight, furniture, or bulky matter of any description, will be received into the building between the hours of 9 A.M. and 4 P.M.

         11. The Tenant shall not cause any unnecessary labor by carelessness and indifference to the preservation of good order and cleanliness in the Tenant's premises and in the building.

         12. Nothing shall be thrown by the Tenant, his clerks, servants or licensees, out of the windows or doors, or down the passages of the building.

         13. No birds or other animals shall be brought or kept in or about the building.

                                    EXHIBIT E


                               MEMORANDUM OF LEASE


         THIS MEMORANDUM OF LEASE made June 29, 1981 by and between THE MEDICAL SOCIETY OF NEW JERSEY, a New Jersey corporation, having offices at Two Princess Road, Lawrenceville, New Jersey (the "Landlord"), and NEW JERSEY STATE MEDICAL UNDERWRITERS, INC., a New Jersey corporation, having offices at Two Princess Road, Lawrenceville, New Jersey (the "Tenant");

         WHEREAS, immediately prior to the execution hereof, the Landlord and the Tenant entered into a Lease of a portion of the building (the "Building") located on the premises (the "Premises") described on Schedule A attached hereto, dated the date hereof (the "Lease"); and

         WHEREAS, the Landlord and the Tenant, for the better securing of the interests created in the Lease, desire to provide notice of certain terms and provisions of the Lease;

         NOW, therefore, the Landlord and the Tenant hereby declare that:

         1. The Tenant will commence occupancy of a portion of the Building on or about November 1, 1980. The term of the Lease is twenty-five years commencing January 1, 1981, and terminating on December 31, 2005.

         2. The Lease provides that-the interests described therein shall not be disturbed nor otherwise affected as a result of the foreclosure of any Mortgage covering the Premises.

         IN WITNESS WHEREOF the parties have executed this Memorandum the date first above mentioned.

ATTEST:                                       THE MEDICAL SOCIETY OF NEW JERSEY


BY:                                           BY: /S/ Armando F. Goracci
    ---------------------------------             ------------------------------
                                                  Armando F. Goracci, President


ATTEST:                                       NEW JERSEY STATE MEDICAL
                                              UNDERWRITERS, INC.


BY:                                           BY: /S/ Peter Sweetland
    ---------------------------------             ------------------------------
     Paul J. Waldron                              Peter Sweetland, President
     Assistant Secretary

STATE OF NEW JERSEY        )
                           )        ss.:
COUNTY OF MERCER           )


         BE IT REMEMBERED, that on this 29th day of June, 1981, before me, the subscriber, a Notary Public of New Jersey personally appeared Paul J. Waldron, who, being by me duly sworn on his oath, deposes and makes proof to my satisfaction, that he is the Assistant Secretary of New Jersey State Medical Underwriters, Inc., the Corporation named in the within Instrument; that Peter Sweetland is the President of said Corporation; that the execution, as well as the making of this Instrument, has been duly authorized by a proper resolution of the Board of Directors of the said Corporation; that deponent well knows the corporate seal of said Corporation; and that the seal affixed to said Instrument is the proper corporate seal and was thereto affixed and said Instrument signed and delivered by said President as and for the voluntary act and deed of said Corporation, in the presence of deponent, who thereupon subscribed his name thereto as attesting witness, and that the said Corporation received a true copy of the within document without charge.


                                             /s/ Paul J. Waldron
                                             -----------------------------------
                                             Paul J. Waldron
                                             Assistant Secretary
Sworn to and subscribed before
me on this  29th   day of June, 1981

/s/ Martha W. Salkin
---------------------------------
Notary Public

Prepared By:                                 [NOTARIAL SEAL]

Paul R. Murphy, Esq.                         MARTHA W. SALKIN
Manger, Kalison & Murphy                     NOTARY PUBLIC OF NEW JERSEY
Airport Park                                 My Commission Expires Sept. 1, 1983
35 Airport Road
Morristown, NJ 07960

STATE OF NEW JERSEY        )
                           )        ss.:
COUNTY OF MERCER           )


         BE IT REMEMBERED, that on this 29th day of June, 1981, before me, the subscriber, a Notary Public of New Jersey personally appeared Vincent A. Maressa, who, being by me duly sworn on his oath, deposes and makes proof to my satisfaction, that he is the Executive Director of the Medical Society of New Jersey, the Corporation named in the within Instrument; that Armando F. Goracci, M.D. is the President of said Corporation; that the execution, as well as the making of this Instrument, has been duly authorized by a proper resolution of the Board of Trustees of the said Corporation; that deponent well knows the corporate seal of said Corporation; and that the seal affixed to said Instrument is the proper corporate seal and was thereto affixed and said Instrument signed and delivered by said President as and for the voluntary act and deed of said Corporation, in the presence of deponent, who thereupon subscribed his name thereto as attesting witness, and that the said Corporation received a true copy of the within document without charge.

                                             /s/ Vincent A. Maressa
                                             ---------------------------------
                                             Executive Director
Sworn to and subscribed before
me on this  29th    day of June, 1981

/s/ Joseph C. Lucci
---------------------------------
Notary Public

Prepared By:

Paul R. Murphy, Esq.                         [NOTARIAL SEAL]
Manger, Kalison & Murphy                     JOSEPH C. LUCCI
Airport Park                                 NOTARY PUBLIC OF NEW JERSEY
35 Airport Road                              My Commission Expires Jan. 28,1983
Morristown, NJ 07960

                                   SCHEDULE A


                             Description of Premises


         All that tract or parcel of land and premises, situate, lying and being in the Township of Lawrence in the County of Mercer and State of New Jersey, more particularly described as follows:

         BEGINNING at a point in the northeasterly line of Princess Road distant
14.26 feet southeasterly from the southeasterly end of the curve having a radius of 30 feet that connects the said line of Princess Road with the southeasterly line of Princeton Pike and running; thence

(1) South 63 degrees, 40 minutes 30 seconds East, along the northeasterly line of Princess Road, 158.48 feet to a point; thence

(2) Southeasterly, still along same, on a curve bearing to the left having a radius of 570 feet, a distance of 431.84 feet to a point; thence

(3) North 72 degrees 55 minutes East, along the northerly line of Princess Road, 451.02 feet to a point; thence

(4)      North 6 degrees 36 minutes 10 seconds West, 505.38 feet to a point;
         thence

(5)      South 47 degrees 18 minutes 34.7 seconds West, 208.99 feet to a point;
         thence

(6)      South 59 degrees 49 minutes 55 seconds West, 121.90 feet to a point;
         thence

(7)      South 76 degrees 53 minutes 59.4 seconds West, 475.14 feet to a point;
         thence

(8)      South 70 degrees 53 minutes 21 seconds West, 43.98 feet to a point;
         thence

(9)      South 59 degrees 01 minute 33 seconds West, 42.83 feet to a point;
         thence

(10)     South 42 degrees 33 minutes 18 seconds West, 135.86 feet to a point;
         thence

(11) South 27 degrees 32 minutes 22 seconds West, 93.73 feet to the point and place of BEGINNING.

         According to description by Trenton Engineering Company, Inc., Professional Engineers and Surveyors, 2193 Spruce Street, Trenton, New Jersey and subject to grants and restrictions of record.

         And being the same premises known as Lot #4, Block 52, page 34 of the Tax Map of Lawrence Township, New Jersey.

                               MEMORANDUM OF LEASE

         THIS MEMORANDUM OF LEASE made June 29, 1981 by and between THE MEDICAL SOCIETY OF NEW JERSEY, a New Jersey corporation, having offices at Two Princess Road, Lawrenceville, New Jersey (the "Landlord"), and NEW JERSEY STATE MEDICAL UNDERWRITERS, INC., a New Jersey corporation, having offices at Two Princess Road, Lawrenceville, New Jersey (the "Tenant");

         WHEREAS, immediately prior to the execution hereof, the Landlord and the Tenant entered into a Lease of a portion of the building (the "Building") located on the premises (the "Premises") described on Schedule A attached hereto, dated the date hereof (the "Lease"); and

         WHEREAS, the Landlord and the Tenant, for the better securing of the interests created in the Lease, desire to provide notice of certain terms and provisions of the Lease;

         NOW, therefore, the Landlord and the Tenant hereby declare that:

         1. The Tenant will commence occupancy of a portion of the Building on or about November 1, 1980. The term of the Lease is twenty-five years commencing January 1, 1981, and terminating on December 31, 2005.

         2. The Lease provides that the interests described therein shall not be disturbed nor otherwise affected as a result of the foreclosure of any Mortgage covering the Premises.

         IN WITNESS WHEREOF the parties have executed this Memorandum the date first above mentioned.

ATTEST:                                       THE MEDICAL SOCIETY OF NEW JERSEY


BY:  /S/ Vincent A. Maressa                   BY:  /S/ Armando F. Goracci
     ---------------------------------             ----------------------------
     Executive Director                            Armando F. Goracci, President


ATTEST:                                       NEW JERSEY STATE MEDICAL
                                              UNDERWRITERS, INC.

BY:  /S/ Paul J. Waldron                      BY:  /S/ Peter Sweetland
     ---------------------------------             ----------------------------
     Paul J. Waldron                               Peter Sweetland, President
     Assistant Secretary

                                   SCHEDULE A


                             Description of Premises


         All that tract or parcel of land and premises, situate, lying and being in the Township of Lawrence in the County of Mercer and State of New Jersey, more particularly described as follows:

         BEGINNING at a point in the northeasterly line of Princess Road distant
14.26 feet southeasterly from the southeasterly end of the curve having a radius of 30 feet that connects the said line of Princess Road with the southeasterly line of Princeton Pike and running; thence

(1) South 63 degrees, 40 minutes 30 seconds East, along the northeasterly line of Princess Road, 158.48 feet to a point; thence

(2) Southeasterly, still along same, on a curve bearing to the left having a radius of 570 feet, a distance of 431.84 feet to a point; thence

(3) North 72 degrees 55 minutes East, along the northerly line of Princess Road, 451.02 feet to a point; thence

(4)      North 6 degrees 36 minutes 10 seconds West, 505.38 feet to a point;
         thence

(5)      South 47 degrees 18 minutes 34.7 seconds West, 208.99 feet to a point;
         thence

(6)      South 59 degrees 49 minutes 55 seconds West, 121.90 feet to a point;
         thence

(7)      South 76 degrees 53 minutes 59.4 seconds West, 475.14 feet to a point;
         thence

(8)      South 70 degrees 53 minutes 21 seconds West, 43.98 feet to a point;
         thence

(9)      South 59 degrees 01 minute 33 seconds West, 42.83 feet to a point;
         thence

(10)     South 42 degrees 33 minutes 18 seconds West, 135.86 feet to a point;
         thence

(11) South 27 degrees 32 minutes 22 seconds West, 93.73 feet to the point and place of BEGINNING.

         According to description by Trenton Engineering Company, Inc., Professional Engineers and Surveyors, 2193 Spruce Street, Trenton, New Jersey and subject to grants and restrictions of record.

         And being the same premises known as Lot #4, Block 52, page 34 of the Tax Map of Lawrence Township, New Jersey.

STATE OF NEW JERSEY        )
                           )        ss.:
COUNTY OF MERCER           )


         BE IT REMEMBERED, that on this 29th day of June, 1981, before me, the subscriber, a Notary Public of New Jersey personally appeared Paul J. Waldron, who, being by me duly sworn on his oath, deposes and makes proof to my satisfaction, that he is the Assistant Secretary of New Jersey State Medical Underwriters, Inc., the Corporation named in the within Instrument; that Peter Sweetland is the President of said Corporation; that the execution, as well as the making of this Instrument, has been duly authorized by a proper resolution of the Board of Directors of the said Corporation; that deponent well knows the corporate seal of said Corporation; and that the seal affixed to said Instrument is the proper corporate seal and was thereto affixed and said Instrument signed and delivered by said President as and for the voluntary act and deed of said Corporation, in the presence of deponent, who thereupon subscribed his name thereto as attesting witness, and that the said Corporation received a true copy of the within document without charge.


                                             /S/ Paul J. Waldron
                                             -----------------------------------
                                             Paul J. Waldron
                                             Assistant Secretary
Sworn to and subscribed before
me on this   29th   day of June, 1981

/S/ Martha W. Salkin
---------------------------------
Notary Public

Prepared By:                                 [NOTARIAL SEAL]

Paul R. Murphy, Esq.                         MARTHA W. SALKIN
Manger, Kalison & Murphy                     NOTARY PUBLIC OF NEW JERSEY
Airport Park                                 My Commission Expires Sept. 1, 1983
35 Airport Road
Morristown, NJ 07960

STATE OF NEW JERSEY        )
                           )        ss.:
COUNTY OF MERCER           )


         BE IT REMEMBERED, that on this 29th day of June, 1981, before me, the subscriber, a Notary Public of New Jersey personally appeared Vincent A. Maressa, who, being by me duly sworn on his oath, deposes and makes proof to my satisfaction, that he is the Executive Director of the Medical Society of New Jersey, the Corporation named in the within Instrument; that Armando F. Goracci, M.D. is the President of said Corporation; that the execution, as well as the making of this Instrument, has been duly authorized by a proper resolution of the Board of Trustees of the said Corporation; that deponent well knows the corporate seal of said Corporation; and that the seal affixed to said Instrument is the proper corporate seal and was thereto affixed and said Instrument signed and delivered by said President as and for the voluntary act and deed of said Corporation, in the presence of deponent, who thereupon subscribed his name thereto as attesting witness, and that the said Corporation received a true copy of the within document without charge.


                                             /S/ Vincent A. Maressa
                                             ---------------------------------
                                             Executive Director
Sworn to and subscribed before
me on this   29th   day of June, 1981

/S/ Joseph C. Lucci
---------------------------------
Notary Public

Prepared By:                                 [NOTARIAL SEAL]

Paul R. Murphy, Esq.                         JOSEPH C. LUCCI
Manger, Kalison & Murphy                     NOTARY PUBLIC OF NEW JERSEY
Airport Park                                 My Commission Expires Jan. 29, 1984
35 Airport Road
Morristown, NJ 07960